RELATED PARTY BALANCES AND TRANSACTIONS (Tables)	12 Months Ended
Dec. 31, 2020
RELATED PARTY BALANCES AND TRANSACTIONS
Schedule of related party transactions

	As of December 31,
	2019	2020
Renren and its subsidiaries (1)	$—	$2,255
Ningbo Jiusheng Automobile Sales Co., Ltd.	—	705
SVF (2)	4,214	—
Total	$4,214	$2,960

Related party transactions:

	For the year ended December 31,
	2019	2020
Funds from Renren Inc. and its subsidiaries(1)	$113,400	$2,140
Funds from SVF (2)	1,600	—
Operating advance from Ningbo Jiusheng Automobile Sales Co., Ltd.	—	666
Promissory notes issued to SVF(2)	2,614	—
Amounts due to SVF converted into ordinary shares of KAH (2)	—	4,213
Repayment of funds to Renren Inc. (1)	115,501	—
Loan waived by Renren Inc. (3)	76,007	—
(1)	The amount mainly represents advanced funds provided by Renren and its subsidiaries to finance the Company’s daily operations.

17. RELATED PARTY BALANCES AND TRANSACTIONS (cont.)

(2)	On April 30, 2019, KAH, KAG, Renren and SVF executed an agreement (the “Waiver Agreement”) pursuant to which KAG and Renren waived certain rights under the Share Exchange Agreement in exchange for SVF’s commitment to (i) contribute $1.6 million to KAH within two weeks after the closing of the SPAC Transaction, (ii) set a limit on the liabilities to be paid by cash (up to $4.0 million) and noncash (up to $2.6 million) consideration by KAH and (iii) use its best efforts to restructure $2.6 million KAH due to SVF prior to the SPAC Transaction, which would have become past due upon the closing of the SPAC Transaction.

On June 4, 2019, SVF paid $1,600 to the Company according to the Waiver Agreement.

On June 10, 2020, the Company and SVF entered into a subscription agreement to issue 4,213,629 ordinary shares to SVF, and cancel all the prior existing notes or agreements related to the $4.2 million balance as of December 31, 2019. The Company has issued the shares to SVF in July 2020.